EATON VANCE MICHIGAN MUNICIPAL INCOME FUND Supplement to Prospectus dated December 1, 2010 EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND Supplement to Prospectus dated February 1, 2011

The Board of Trustees of the funds named above (each a "Fund" and together the "Funds") recently approved a proposal to reorganize the Funds into Eaton Vance National Municipal Income Fund, a series of Eaton Vance Municipals Trust with substantially the same investment objective as the Funds. Proxy materials describing the proposed reorganization are expected to be mailed in May 2011 to each Fund’s record date shareholders. If shareholders of a Fund approve that Fund’s reorganization, that reorganization is expected to be completed in the second quarter of 2011. For additional information regarding the investment strategies and principal risks of National Municipal Income Fund, please see that fund’s summary prospectus, which can be located at http:// funddocuments.eatonvance.com.

After the close of business on April 14, 2011, each Fund will be closed to new investors.

March 22, 2011